MORGAN STANLEY AIRCRAFT FINANCE
                              Report to Noteholders
                All amounts in US dollars unless otherwise stated


Payment Date                  15th of each month
Convention                    Modified Following Business Day
Current Payment Date          15-Sep-99
Current Calculation Date      9-Sep-99
Previous Payment Date         16-Aug-99
Previous Calculation Date     10-Aug-99
--------------------------------------------------------------------------------

1. Account Activity Summary between Calculation Dates

----------------------------------------------------------------------------------------------------
                                     Prior           Deposits        Withdrawals       Balance on
                                    Balance                                         Calculation Date
                                   10-Aug-99                                            9-Sep-99
----------------------------------------------------------------------------------------------------
Expense Account                   3,309,982.58     2,506,893.76     (4,122,028.36)     1,694,847.98
Collection Account               10,014,410.53    12,179,215.39    (10,014,410.52)    12,179,215.40
Aircraft Purchase Account                    -                -                 -                 -
Liquidity Reserve cash balance   25,000,000.00                -                 -     25,000,000.00
----------------------------------------------------------------------------------------------------
Total                            38,324,393.11    14,686,109.15    (14,136,438.88)    38,874,063.38
----------------------------------------------------------------------------------------------------

2. Analysis of Expenses Account Activity

----------------------------------------------------------------------------------------------------
Opening Balance on Previous Calculation Date                                           3,309,982.58
Transfer from Collection Account on previous Payment Date                              2,506,893.76
Permitted Aircraft Accrual
Interim Transfer to Collection Account                                                   (16,026.10)
Interest Income                                                                           16,026.10
Balance on current Calculation Date
 - Payments on previous payment date                                                    (624,471.82)
 - Interim payments                                                                   (3,497,556.54)
 - other
----------------------------------------------------------------------------------------------------
Balance on current Calculation Date                                                    1,694,847.98
----------------------------------------------------------------------------------------------------

3. Analysis of Collection Account Activity

----------------------------------------------------------------------------------------------------
Opening Balance on Previous Calculation Date                                          10,014,410.53
Collections during period
 - lease rentals                                                                      10,618,475.00
 - maintenance reserves                                                                1,402,333.00
 - other leasing income                                                                      206.00
 - interest income                                                                       142,175.29
 - interim transfer from Expense A/C                                                      16,026.10
Transfers from Aircraft Purchase Account                                                          -
Drawings under Credit or Liquidity Enhancement Facilities                                         -
Repayment of Drawings under Credit or Liquidity Enhancement Facilities                            -
Transfer to Expense Account on previous Payment Date
 - Required Expense Amount                                                            (2,506,893.76)
 - Permitted Aircraft Modifications
Net Swap payments on previous Payment Date                                              (658,381.94)
Aggregate Note Payments on previous Payment Date                                      (6,849,134.82)
Interim Transfer to Expense Account
----------------------------------------------------------------------------------------------------
Balance on current Calculation Date                                                   12,179,215.40
----------------------------------------------------------------------------------------------------

Analysis of Liquidity Reserve Amount
First Collection Account Reserve                                                      15,000,000.00
Second Collection Account Reserve                                                     10,000,000.00
Morgan Stanley Facility                                                               10,000,000.00
ILFC Facility
   - Letter of Credit                                               10,000,000.00
   - Cash Security Deposits                                         20,003,351.00     30,003,351.00
                                                                                  ------------------
Liquidity Reserve Amount                                                              65,003,351.00

                                                                                  ------------------

Minimum Liquidity Reserve Amount                                                      15,000,000.00

----------------------------------------------------------------------------------------------------

                         MORGAN STANLEY AIRCRAFT FINANCE
                              Report to Noteholders
                All amounts in US dollars unless otherwise stated


Current Payment Date                   15-Sep-99
Current Calculation Date               9-Sep-99
Previous Payment Date                  16-Aug-99
Previous Calculation Date              10-Aug-99
--------------------------------------------------------------------------------

Balance in Collection Account                                                              12,179,215.40
Liquidity Reserve Amount                                                                   65,003,351.00
                                                                                       ------------------
Available Collections                                                                      77,182,566.40
                                                                                       ==================

3. Analysis of Collection Account Activity (Continued)
-----------------------------------------------------------------------------------------------------------
Analysis of Current Payment Date Distributions

(i)        Required Expense Amount                                                          2,736,304.19
(ii)  a)   Class A Interest but excluding Step-up                                           2,972,864.18
      b)   Swap Payments other than subordinated swap payments                                549,312.50
(iii) a)   Repayment of Primary Eligible Credit Facilities                                             -
      b)   First Collection Account top-up (Minimum liquidity reserve $15 m)               15,000,000.00
(iv)       Class A Minimum principal payment                                                           -
(v)        Class B Interest                                                                   453,718.32
(vi)       Class B Minimum principal payment                                                  320,942.99
(vii)      Class C Interest                                                                   575,000.00
(viii)     Class C Minimum principal payment                                                           -
(ix)       Class D Interest                                                                   797,500.00
(x)        Class D Minimum principal payment                                                           -
(xi)  a)   Secondary Eligible Credit Facilities (ILFC and Morgan Stanley Facilities)                   -
      b)   Second collection account top-up                                                50,003,351.00
(xii)      Class A Scheduled principal                                                                 -
(xiii)     Class B Scheduled principal                                                                 -
(xiv)      Class C Scheduled principal                                                                 -
(xv)       Class D Scheduled principal                                                                 -
(xvi)      Permitted accruals for Modifications
(xvii)     Step-up interest                                                                            -
(xviii)    Beneficial interest                                                                         -
(xix)      Class A Supplemental principal                                                   3,773,573.22
(xx)       Class B Supplemental principal                                                              -
(xxi)      Class D Redemption Price                                                                    -
(xxii)     Class C Redemption Price                                                                    -
(xxiii)    Class B Redemption Price                                                                    -
(xxiv)     Class A Redemption Price                                                                    -
(xxv)      Subordinated Swap payments                                                                  -
(xxvi)     all remaining amounts to holders of Beneficial interests
           Total Payments with respect to Payment Date                                     77,182,566.40
           less collection Account Top Ups (iii) (b) and (xi) (b) above                    65,003,351.00
                                                                                       ------------------
                                                                                           12,179,215.40
                                                                                       ==================

-----------------------------------------------------------------------------------------------------------

                         MORGAN STANLEY AIRCRAFT FINANCE
                              Report to Noteholders
                All amounts in US dollars unless otherwise stated


Current Payment Date                    15-Sep-99
Current Calculation Date                9-Sep-99
Previous Payment Date                   16-Aug-99
Previous Calculation Date               10-Aug-99
--------------------------------------------------------------------------------

4. Payments on the Notes by Subclass

----------------------------------------------------------------------------------------
                                              Subclass        Subclass        Subclass
(a) Floating Rate Notes                          A-1             A-2             B-1
----------------------------------------------------------------------------------------
Applicable LIBOR                               5.26875%        5.26875%        5.26875%
Applicable Margin                               0.2100%         0.3500%         0.6500%
Applicable Interest Rate                       5.47875%        5.61875%        5.91875%
Day Count                                       Act/360         Act/360         Act/360
Actual Number of Days                                30              30              30
Interest Amount Payable                    1,826,250.00    1,146,614.18      453,718.32
Step-up Interest Amount Payable                       -        NA              NA
----------------------------------------------------------------------------------------
Total Interest Paid                        1,826,250.00    1,146,614.18      453,718.32
----------------------------------------------------------------------------------------

Expected Final Payment Date                   15-Mar-00       15-Sep-05       15-Mar-13
Excess Amortisation Date                      15-Mar-00       15-Apr-98       15-Apr-98
----------------------------------------------------------------------------------------
Original Balance                         400,000,000.00  340,000,000.00  100,000,000.00
Opening Outstanding Principal Balance    400,000,000.00  244,883,117.38   91,989,352.91
----------------------------------------------------------------------------------------
Extended Pool Factors                           100.00%          87.18%          97.97%
expected Pool Factors                           100.00%          80.55%          94.12%
----------------------------------------------------------------------------------------
Extension Amount                                      -               -               -
expected Pool Factor Amount                           -               -               -
Surplus Amortisation                                  -    3,773,573.22      320,942.99
----------------------------------------------------------------------------------------
Total Principal Distribution Amount                   -    3,773,573.22      320,942.99
----------------------------------------------------------------------------------------
Redemption Amount
- amount allocable to principal
- amount allocable to premium
----------------------------------------------------------------------------------------
Closing Outstanding Principal Balance    400,000,000.00  241,109,544.16   91,668,409.92
----------------------------------------------------------------------------------------


------------------------------------------------------------------------

(b) Fixed Rate Notes                          C-1             D-1

------------------------------------------------------------------------
Applicable Interest Rate                       6.90000%        8.70000%
Day count                                      30 / 360        30 / 360
Number of Days                                       30              30
Interest Amount Payable                      575,000.00      797,500.00
------------------------------------------------------------------------
Total Interest Paid                          575,000.00      797,500.00
------------------------------------------------------------------------
Expected Final Payment Date                   15-Mar-13       15-Mar-14
Excess Amortisation Date                      15-Mar-13       15-Mar-10
Opening Outstanding Principal Balance    100,000,000.00  110,000,000.00
------------------------------------------------------------------------
Extended Pool Factors                           100.00%         100.00%
expected Pool Factors                           100.00%         100.00%
------------------------------------------------------------------------
Extended Amount                                       -               -
expected Pool Factor amount                           -               -
------------------------------------------------------------------------
Total Principal Distribution Amount                   -               -
------------------------------------------------------------------------
Redemption Amount                                     -               -
- amount allocable to principal                       -               -
- amount allocable to premium                         -               -
------------------------------------------------------------------------
Closing Outstanding Principal Balance    100,000,000.00  110,000,000.00
------------------------------------------------------------------------

----------------------------------------------------------------------------------------

                         MORGAN STANLEY AIRCRAFT FINANCE
                              Report to Noteholders
                All amounts in US dollars unless otherwise stated


Current Payment Date                       15-Sep-99
Current Calculation Date                    9-Sep-99
Previous Payment Date                      16-Aug-99
Previous Calculation Date                  10-Aug-99
--------------------------------------------------------------------------------

5. Floating Rate Note information for next Interest Accrual Period

Start of Interest Accrual Period           15-Sep-99
End of Interest Accrual Period             15-Jun-99
Reference Date                             11-Sep-99

--------------------------------------------------------------------------------

                                              A-1           A-2          B-1

--------------------------------------------------------------------------------
Applicable LIBOR                            5.38000%      5.38000%      5.3800%
Applicable Margin                            0.2100%       0.3500%      0.6500%
Applicable Interest Rate                    5.47875%       5.6188%      5.9188%
Actual Pool Factor                           100.00%        70.91%       91.67%

--------------------------------------------------------------------------------

-------------------------------------------------------------------

Fixed Rate Notes                              C-1           D-1

-------------------------------------------------------------------

Actual Pool Factor                           100.00%       100.00%

-------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Payments per $ 100,000 Inital Outstanding Principal Balance of Notes

--------------------------------------------------------------------------------

(a) Floating Rate Notes                       A-1           A-2          B-1

--------------------------------------------------------------------------------

Opening Outstanding Principal Balance     100,000.00     72,024.45    91,989.35
Total Principal Payments                           -      1,109.87       320.94
Closing Outstanding Principal Balance     100,000.00     70,914.57    91,668.41

Total Interest                                456.56        337.24       453.72
Total Premium                                      -             -            -

--------------------------------------------------------------------------------

-------------------------------------------------------------------

(b) Fixed Rate Notes                          C-1           D-1

-------------------------------------------------------------------

Opening Outstanding Principal Balance     100,000.00    100,000.00
Total Principal Payments                           -             -
Closing Outstanding Principal Balance     100,000.00    100,000.00

Total Interest                                575.00        725.00
Total Premium                                      -             -

-------------------------------------------------------------------

--------------------------------------------------------------------------------

Morgan Stanley Aircraft Finance                     Comparison of Actual to Date Cashflows versus Prospectus


--------------------------------------------------------------------------------------------------------------------
                                                 15-Sep-99    Actual       Actual      Prospectus *       Variance
                                                                          To Date        To Date
--------------------------------------------------------------------------------------------------------------------
Cash Collections
Gross Lease Rentals                                         10,618,475   182,244,620    201,065,260     (18,820,640)
Other leasing income                                               206     2,768,161                      2,768,161
Security Deposits                                                    0     4,006,650                      4,006,650
Repossession/Stress Related Costs - Actual                    (122,869)   (1,910,517)    (9,047,937)      7,137,419
Repossession/Stress Related Costs - Accrued                          0       (45,015)
                                                           ---------------------------------------------------------
Net Lease Rentals                                           10,495,812   187,063,899    192,017,323      (4,908,410)

Maintenance Receipts                                         1,402,333    26,396,839              0      26,396,839
Maintenance Expenses- Actual                                (3,163,941)  (14,617,461)             0     (14,617,461)
Maintenance Expenses - Accrued                               1,233,396    (3,725,587)                    (3,725,587)
                                                           ---------------------------------------------------------
Net Maintenance                                               (528,213)    8,053,791              0       8,053,791

Interest Received                                              158,201     3,507,997      2,148,279       1,359,718
                                                           ---------------------------------------------------------
Total Cash Collections                                      10,125,800   198,625,687    194,165,602       4,505,100

Cash Expenses
Cash Operating Expenses
 - Insurance, re-leasing and other costs - Actual             (190,759)   (1,837,907)    (7,037,284)      5,199,377
 - Insurance, re-leasing and other costs - Accrued              94,951            (1)                            (1)
                                                           ---------------------------------------------------------
subtotal                                                       (95,808)   (1,837,908)    (7,037,284)      5,199,376

SG&A
 - Servicer Fees                                              (422,518)   (7,420,186)    (8,638,090)      1,217,904
 - Other Servicer provider fees and Overhead - Actual         (164,564)   (4,016,693)    (5,016,982)      1,000,289
 - Other Servicer provider fees and Overhead - Accrued               0       (93,472)                       (93,472)
                                                           ---------------------------------------------------------
subtotal                                                      (587,082)  (11,530,352)   (13,655,072)      2,124,720

Interest Payments (Net of Swap Payments)                    (5,348,395) (105,178,467)  (107,499,094)      2,320,627

                                                           ---------------------------------------------------------
Total Cash Expenses & Interest Payments                     (6,031,285) (118,546,726)  (128,191,450)      9,644,724

--------------------------------------------------------------------------------------------------------------------
Net Cash Collections                                         4,094,515    80,078,961     65,974,152      14,104,809
--------------------------------------------------------------------------------------------------------------------

Exceptional Items
 - THY Note Distribution                                                  27,143,085     27,143,085               0
--------------------------------------------------------------------------------------------------------------------
 Cash Collections Available for Distribution                 4,094,515   107,222,046     93,117,237      14,104,809
--------------------------------------------------------------------------------------------------------------------


Principal Payments
A-1                                                                  0             0              0               0
A-2                                                          3,773,572    98,890,455     84,785,646      14,104,808
B-1                                                            320,943     8,331,590      8,331,590              (0)
C-1                                                                  0             0              0               0
D-1                                                                  0             0              0               0
                                                           ---------------------------------------------------------
subtotal                                                     4,094,515   107,222,045     93,117,237      14,104,808

--------------------------------------------------------------------------------------------------------------------
Total Payments to Noteholders                                4,094,515   107,222,045     93,117,237      14,104,808
--------------------------------------------------------------------------------------------------------------------

Benefical Interest Distributions                                     0             0              0               0
--------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------   ------------------------------------
                                                                 Actual    Prospectus * Variance

----------------------------------------------------------   ------------------------------------
Cash Collections
Gross Lease Rentals                                                90.6%      100.0%       -9.4%
Other leasing income                                                1.4%        0.0%        1.4%
Security Deposits                                                   2.0%                    2.0%
Repossession/Stress Related Costs - Actual                         -1.0%       -4.5%        3.5%
Repossession/Stress Related Costs - Accrued                         0.0%        0.0%        0.0%
                                                             ------------------------------------
Net Lease Rentals                                                  93.0%       95.5%       -2.4%

Maintenance Receipts                                               13.1%        0.0%       13.1%
Maintenance Expenses- Actual                                       -7.3%        0.0%       -7.3%
Maintenance Expenses - Accrued                                     -1.9%        0.0%       -1.9%
                                                             ------------------------------------
Net Maintenance                                                     4.0%        0.0%        4.0%

Interest Received                                                   1.7%        1.1%        0.7%
                                                             ------------------------------------
Total Cash Collections                                             98.8%       96.6%        2.2%

Cash Expenses
Cash Operating Expenses
 - Insurance, re-leasing and other costs - Actual                  -0.9%       -3.5%        2.6%
 - Insurance, re-leasing and other costs - Accrued                  0.0%        0.0%        0.0%
                                                             ------------------------------------
subtotal                                                           -0.9%       -3.5%        2.6%

SG&A
 - Servicer Fees                                                   -3.7%       -4.3%        0.6%
 - Other Servicer provider fees and Overhead - Actual              -2.0%       -2.5%        0.5%
 - Other Servicer provider fees and Overhead - Accrued              0.0%        0.0%        0.0%
                                                             ------------------------------------
subtotal                                                           -5.7%       -6.8%        1.1%

Interest Payments (Net of Swap Payments)                          -52.3%      -53.5%        1.2%

                                                             ------------------------------------
Total Cash Expenses & Interest Payments                           -59.0%      -63.8%        4.8%

----------------------------------------------------------   ------------------------------------
Net Cash Collections                                               39.8%       32.8%        7.0%
----------------------------------------------------------   ------------------------------------

Exceptional Items
 - THY Note Distribution                                           13.5%       13.5%        0.0%
----------------------------------------------------------   ------------------------------------
 Cash Collections Available for Distribution                       53.3%       46.3%        7.0%
----------------------------------------------------------   ------------------------------------


Principal Payments
A-1                                                                 0.0%        0.0%        0.0%
A-2                                                                49.2%       42.2%        7.0%
B-1                                                                 4.1%        4.1%        0.0%
C-1                                                                 0.0%        0.0%        0.0%
D-1                                                                 0.0%        0.0%        0.0%
                                                             ------------------------------------
subtotal                                                           53.3%       46.3%        7.0%

----------------------------------------------------------   ------------------------------------
Total Payments to Noteholders                                      53.3%       46.3%        7.0%
----------------------------------------------------------   ------------------------------------

Benefical Interest Distributions                                    0.0%        0.0%        0.0%
----------------------------------------------------------   ------------------------------------

*Prospectus Cash Collections and Cash Expenses have been adjusted for non-delivery of
 THY Aircraft, msn 25272.

Total Accrued Expenses on Payment Date:                      15-Sep-99   (3,864,075)
                                                                         -----------

------------------------------------------------------------------------------------------------
                                                      Coverage Ratios
                                        Closing           Prospectus*           Actual
------------------------------------------------------------------------------------------------
  a Net Cash Collections                                    93,117,237        214,000,512
  b Swaps                                                    8,305,641        10,786,302
  c Class A Scheduled                                                -
  d Class A Interest                                        64,473,208        60,042,508
  e Class A Minimum                                         22,188,410        15,221,945
  f Class B Interest                                         9,466,246         8,955,657
  g Class B Minimum                                          8,331,590         8,331,590
  h Class C Interest                                        10,580,000        10,646,667
  I Class C Minimum                                                  -                 -
  j Class D Interest                                        14,674,000        14,747,333
  k Class D Minimum                                                  -                 -
  l Class A Scheduled                                                -                 -
  m Class B Scheduled                                                -                 -
  n Class C Scheduled                                                -                 -
  o Class D Scheduled                                                -                 -
  p Permited Aircraft Modifications                                  -         1,600,000
  q Class A Supplemental                                    62,597,236        83,668,510
                                                         --------------      ------------
    Total                                                  200,616,331       214,000,512
                                                         --------------      ------------

    Interest Coverage Ratio

    Class A                                                       1.44              3.56
    Class B                                                       0.97              2.54
    Class C                                                       0.81              2.07
    Class D                                                       0.72              1.81

    Debt Coverage Ratio

    Class A                                                       0.72              1.81
    Class B                                                       0.72              1.81
    Class C                                                       0.72              1.81
    Class D                                                       0.72              1.81

    Loan-to-Value Ratios

    Assumed Portfolio Value            1,115,510,000     1,023,084,932
    Adjusted Portfolio Value                                                 990,342,830
    Liquidity Reserve Amount
    Of which - Cash                    25,000,000           25,000,000        28,864,075
             - Letters of Credit held  40,000,000           40,003,351        40,003,351
                                    --------------       --------------      ------------
    Subtotal                           65,000,000           65,003,351        68,867,426
    Less Lessee Security Deposits     (20,000,000)         (20,267,351)      (20,267,351)
    Less Accrued Expenses                                                             (1)
                                    --------------       --------------      ------------
    Subtotal                           45,000,000           44,736,000        48,600,074
    Total Asset Value               1,160,510,000        1,067,820,932     1,038,942,904

    Note Balance15-Sep-99

    Class A                           740,000,000 63.8%    655,214,354 61.4% 641,109,545 61.7%
    Class B                           100,000,000 72.4%     91,668,410 69.9%  91,668,410 70.5%
    Class C                           100,000,000 81.0%    100,000,000 79.3% 100,000,000 80.2%
    Class D                           110,000,000 90.5%    110,000,000 89.6% 110,000,000 90.7%
                                    --------------       --------------      ------------
    Total                           1,050,000,000          956,882,763       942,777,955
                                    --------------       --------------      ------------
                                                                                         103.3%

------------------------------------------------------------------------------------------------

1. Interest Coverage Ratio is equal to Net Cash Collections expressed as a ratio of the interest payable on each subclass of Notes plus the interest and minimum principal payments payable on each subclass of Notes that rank senior in priority of payment to the relevant subclass of Notes.

2. Debt Service Ratio is equal to Net Cash Collections expressed as a ratio of the interest and minimum and scheduled principal payments payable on each subclass of Notes plus the interest and minimum and scheduled principal payments payable on each subclass of Notes that ranks equally with or senior to the relevant subclass of Notes in the priority of payments.

3. Total Asset Value is equal to Total Assumed Portfolio Value plus Liquidity
Reserve Amount minus Lessee Security Deposits.

4. Assumed Portfolio Value represents the Inital Appraised Value of each aircraft in the Portfolio multipled by the Depreciation Factor at Calculation date divided by the Depreciation Factor at Closing date.

5. Adjusted Portfolio Value represents the Base Value of each aircraft in the Portfolio as detemined by the most recent Appraisal multipled by the Depreciation Factor at Calculation date divided by the Depreciation Factor at Closing date.

6. The lower of the Assumed Portfolio Value or 105% of the Adjusted Portfolio
Value is used to calculate the principal repayment amounts to Noteholders.
